Exhibit A

JOINT FILING AGREEMENT

PURSUANT TO RULE 13D-1(K)(1)

The undersigned acknowledge and agree that the Statement on Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Class A Common Stock, par value $0.01 per share, of The Madison Square Garden Company, a Delaware corporation, is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13D shall be filed on behalf of each of the undersigned that is named as a reporting person in such filing without the necessity of filing an additional joint filing agreement. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This joint filing agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: February 23, 2018

SLP Investment Holdco, L.P.

By:	SLP Investment Holdings, L.L.C., its general partner

By:	Silver Lake Technology Associates IV, L.P., its managing member

By:	SLTA IV (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Greg Mondre

Name:	Greg Mondre
Title:	Managing Director

SLP Investment Holdings, L.L.C.

By:	Silver Lake Technology Associates IV, L.P., its managing member

By:	SLTA IV (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Greg Mondre
Name:	Greg Mondre
Title:	Managing Director

Silver Lake Technology Associates IV, L.P.

By:	SLTA IV (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Greg Mondre
Name:	Greg Mondre
Title:	Managing Director

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SLTA IV (GP), L.L.C.

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Greg Mondre
Name:	Greg Mondre
Title:	Managing Director

Silver Lake Group, L.L.C.

By:	/s/ Greg Mondre
Name:	Greg Mondre
Title:	Managing Director

Silver Lake Partners V DE (AIV) Marquee, L.P.

By:	Silver Lake Technology Associates V Marquee, L.P., its general partner

By:	SLTA V (GP) Marquee, L.L.C., its general partner

By:	SLP Marquee Investor, L.L.C., its managing member

By:	/s/ Greg Mondre
Name:	Greg Mondre
Title:	Managing Director

Silver Lake Technology Associates V Marquee, L.P.

By:	SLTA V (GP) Marquee, L.L.C., its general partner

By:	SLP Marquee Investor, L.L.C., its managing member

By:	/s/ Greg Mondre
Name:	Greg Mondre
Title:	Managing Director

SLTA V (GP) Marquee, L.L.C.

By:	SLP Marquee Investor, L.L.C., its managing member

By:	/s/ Greg Mondre
Name:	Greg Mondre
Title:	Managing Director

SLP Marquee Investor, L.L.C.

By:	/s/ Greg Mondre
Name:	Greg Mondre
Title:	Managing Director

20